                                                           EXHIBIT 10.8(I)

- ----------------------------------------------------------------------------------------------------------------------------------
Principal         Loan Date       Maturity          Loan No         Call        Collateral Account         Officer        Initials
$480,000.00     07-14-1995     07-14-2002                                                                    854
- -------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- -------------------------------------------------------------------------------

Borrower:  Travis Boats & Motors               Lender:  Hibernia National Bank
           Baton Rouge, Inc.                            TIN: 72-0210640
           (TIN:  721224466                             Loan Administration
           14369 Florida Boulevard                      Department
           Baton Rouge, LA 70819                        440 Third Street
                                                        Baton Rouge, LA 70801

================================================================================

PLEDGE OF COLLATERAL MORTGAGE NOTE      UNITED STATES OF AMERICA
BY:  Travis Boats & Motors              STATE OF LOUISIANA
     Baton Rouge, Inc.                  PARISH OF EAST BATON ROUGE

IN FAVOR OF:
     Hibernia National Bank
     And Any Future Holder or Holders

     BE IT KNOWN, that on the 14th day of July, 1995;

     BEFORE ME, the undersigned Notary Public, and in the presence of the undersigned competent witnesses;

     PERSONALLY CAME AND APPEARED:

          TRAVIS BOATS & MOTORS BATON ROUGE, INC. TIN:721224466, A CORPORATION DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF LOUISIANA, AND HAS ITS REGISTERED OFFICES AT 14369 FLORIDA BOULEVARD, BATON ROUGE, LA 70819, APPEARING HEREIN THROUGH ITS DULY AUTHORIZED REPRESENTATIVE(S), PURSUANT TO A RESOLUTION OF ITS BOARD OF DIRECTORS, A CERTIFIED COPY OF WHICH IS ATTACHED HERETO AND EXPRESSLY MADE A PART HEREOF;

WHO DECLARED THAT:

                             TERMS AND CONDITIONS:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Pledge Agreement and all subsequent amendments to said Agreement as it may be amended or modified from time to time.

     EVENT OF DEFAULT. The words "Event of Default" means individually, collectively and interchangeably any event of default described below in the section titled "EVENTS OF DEFAULT."

     GRANTOR. The word "Grantor" means individually, collectively and interchangeably Travis Boats & Motors Baton Rouge, Inc..

     INDEBTEDNESS. The word "Indebtedness" means individually, collectively and interchangeably any and all present and future loans, advances and other extensions of credit obtained or to be obtained by Grantor from Lender, from time to time, one or more times, now and in the future, under a certain Loan Agreement dated July 14, 1995 and any and all promissory notes evidencing such present and/or future loans or other credit advances, including without limitation, Grantor's promissory note dated July 14, 1995, in the amount of U.S. $480,000.00, and any and all amendments thereto and/or substitutions therefor, and/or renewals, extensions and refinancings thereof, as well as any and all other obligations and liabilities that Grantor may now and in the future owe to or incur in favor or Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, whether individually or with others on a joint, several or solidary basis, as a principal obligor or as a surety, of every nature and kind whatsoever, in principal, interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any of the indebtedness may become barred under any statute of limitations or prescriptive period or may be or become unenforceable or voidable for any reason.

     LENDER. The word "Lender" means Hibernia National Bank TIN: 72-0210640, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.

     NOTE. The word "Note" means the Collateral Mortgage Note described below.

     PLEDGEE. The word "Pledgee" means Hibernia National Bank, its successors and assigns, and any future holder or holders of the Note or any interest therein.

COLLATERAL MORTGAGE NOTE. Desiring to secure the prompt and punctual payment and satisfaction of any and all present and future indebtedness as may be outstanding from time to time, one or more times, Grantor has executed a certain Collateral Mortgage Note dated July 14, 1995, in the amount of U.S. $600,000 payable to the order of Bearer , on demand, at the offices of Lender, a copy of which Note is attached hereto and is expressly made a part hereof by reference.

COLLATERAL MORTGAGE. The aforesaid Note is in turn secured by a Collateral Mortgage dated even date therewith (Grantor's "Collateral Mortgage"), executed by Grantor in favor of Hibernia National Bank and any future holder or holders of the aforesaid Note.

PLEDGE OF NOTE. AND NOW, in order to secure the prompt and punctual payment and satisfaction of any and all present and future indebtedness, Grantor hereby pledges, transfers, conveys, delivers and grants a continuing security interest in the aforesaid Note to and in favor of Lender, together with any and all of Grantor's rights, title, interest and obligations in, to and under the aforesaid Note and the Collateral Mortgage securing the same.

CONTINUING SECURITY INTEREST TO SECURE PRESENT AND FUTURE INDEBTEDNESS. Grantor affirms that Grantor's continuing security interest in the aforesaid Note is intended to and shall secure any and all present and future indebtedness of Grantor in favor of Lender, as may be outstanding from time to time, one or more times, with the continuing preferences and priorities provided under Louisiana law. Grantor's Collateral Mortgage securing the aforesaid Note shall further be entitled to the continuing preferences and priorities provided under applicable Louisiana law.

DURATION. This Agreement shall remain in full force and effect, and Lender shall have the right to continue to retain possession of the aforesaid Note, until such time as this Agreement and the security interests created hereby are terminated and cancelled by Lender under a written cancellation instrument, and the Note is returned by Lender marked "PAID" or "CANCELLED".

EVENTS OF DEFAULT. The following shall constitute Events of Default under this
Agreement:
     DEFAULT UNDER INDEBTEDNESS. Should Grantor default in the payment of principal and/or interest under any of the Indebtedness.

     DEFAULT UNDER LOAN AGREEMENT. Should a default occur or exist under the terms of the aforesaid Loan Agreement.

     DEFAULT UNDER OTHER AGREEMENT(S). Should Grantor fail to comply fully with any of the terms and conditions of, or default under any other loan agreement or agreements governing any of the indebtedness.

     DEFAULT UNDER MORTGAGE. Should Grantor violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement or the Collateral Mortgage executed in connection herewith, and/or under any of the additional obligations incurred by Grantor hereunder or thereunder.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Grantor or any guarantor default under any other extension of credit, or security agreement, or obligation in favor of Lender.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Grantor or any guarantor default under any loan, extension or credit, security agreement, or purchase or sales agreement, in favor of any other creditor or person, that may affect any of the property subject to the above referenced Collateral Mortgage, or Grantor's or any guarantor's ability to perform their obligations hereunder and/or pertaining to the indebtedness.

     INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Grantor or any guarantor occur or exist.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any

07-14-1995               PLEDGE OF COLLATERAL MORTGAGE                    PAGE 2
LOAN NO                           (CONTINUED)
================================================================================

          Insolvency law, be brought by or against Grantor or any guarantor.

          ASSIGNMENT FOR THE BENEFIT OF CREDITORS. Should Grantor or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

          RECEIVERSHIP. Should a receiver of all or any part of Grantor's property, or the property of any guarantor be applied for or appointed.

          DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Grantor or any guarantor, be commenced.

          FALSE STATEMENTS. Should any representation or warranty of Grantor or any guarantor made in this Agreement, or otherwise in connection with the obtaining of any indebtedness secured by the aforesaid Note, prove to be incorrect or misleading in any respect.

          INSECURITY. Should Lender deem itself insecure with regard to repayment of any of the indebtedness.

     PLEDGEE'S RIGHTS TO ACCELERATE PAYMENT UPON DEFAULT. Should any one or more Events of Default occur or exist under this Agreement, as provided above, Pledgee shall have the right, at its sole option, to accelerate the maturity of the declare immediately due and payable, in full, any and all of the Indebtedness secured by the aforesaid Note. Pledgee shall have the additional right, again at its sole option, to declare the aforesaid Note to be immediately due and payable, in principal, interest, costs and attorneys' fees, Pledgee shall then have the right, again at its sole option, to commence appropriate foreclosure proceedings under the aforesaid Collateral Mortgage and/or to exercise the additional remedies provided thereunder and/or hereunder.

     CUMULATIVE REMEDIES. Pledgee's remedies upon the occurrence of any default under this Agreement shall be cumulative in nature, and nothing under this Agreement or otherwise shall be construed to limit or restrict the options and remedies available to Pledgee following default, or to in any way limit or restrict the rights and ability of Pledgee to proceed directly against Borrower, Grantor and/or against any other co-makers, guarantors, sureties and/or endorsers of the Indebtedness, and/or to proceed against any other collateral directly or indirectly securing such Indebtedness. Pledgee's election to exercise any rights or remedies against a part, but not all, of the property subject to the above referenced Collateral Mortgage shall not preclude Pledgee from, separately and subsequently, exercising the same or any other rights or remedies against any other part or parts of such property, with Pledgee reserving the right to proceed against any part or parts of such property from time to time after the occurrence of any Event of Default, in such order as Pledgee may determine in its sole discretion.

     APPLICATION OF PROCEEDS. Any and all proceeds that Pledgee actually receives and collects, whether resulting from the public or private sale of the Note or foreclosure under the aforesaid Collateral Mortgage, shall be applied first to reimburse Pledgee for its costs of collecting the same (including, but not limited to, any attorneys' fees incurred by Pledgee), and then to Additional Advances that Pledgee may make or Grantor's behalf as provided under the aforesaid Collateral Mortgage, together with interest thereon; with the balance being applied to principal, interest, costs, expenses, attorney's fees and other fees and charges under the indebtedness, in such order and with such preferences and priorities as Pledgee shall determine within its sole discretion.

     TRANSFER OF INDEBTEDNESS. Grantor hereby recognizes and agrees that Pledgee may transfer all or a portion of the indebtedness to one or more third party creditors. Such transfers may include, but are not limited to, sales of participation interests in the indebtedness. Grantor specifically agrees and consents to all such transfers and further waives any notice of any such transfers as may be provided for under applicable law. Grantor further agrees that, upon any transfer of all or any portion of the indebtedness, Pledgee may transfer and deliver any of the collateral securing repayment of the indebtedness (including, but not limited to, the aforesaid Note) to the transferee of such indebtedness, and such transfers shall not affect the priority and ranking of the Collateral Mortgage, and such collateral shall secure any and all present and/or future indebtedness in favor or such a transferee in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Grantor additionally agree that, after any such transfer has taken place, Pledgee shall be fully discharged from any and all liability and responsibility to Grantor with respect to any collateral so transferred, and the transferee thereafter shall be vested with all of the powers and rights with respect to any collateral so transferred, and the transferee thereafter shall be vested with all of the powers and rights with respect to such transferred collateral, with Pledgee retaining all powers and right with respect to any of the pledged collateral that is not transferred to another party.

     REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents and warrants to Pledgee that: (a) Grantor is the legal and beneficial owner of and the obligor under the Note; (b) Grantor has the right, power and authority to enter into this Agreement and to pledge and grant ???? continuing security interest in the above described Note to Pledgee; (c) Grantor's execution and delivery of this Agreement and Grantor's performance hereunder, will not result in a violation of any provision of Grantor's Articles of incorporation or By-laws or violate or constitute a default under the terms of any agreement, indenture or other instrument, licensee, judgment, decree, order, law, statute, ordinance or other governmental rule or regulations applicable to Grantor and/or any of its property; and (d) this Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representative; and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties are and shall be continuing its nature and shall remain in full force and effect until such time as this Agreement is cancelled in the manner provided hereinabove.

     PROTECTION OF PLEDGEE'S SECURITY RIGHTS. Grantor agrees to appear in and to defend all actions or proceedings purporting to affect Pledgee's security rights and interests granted under this Agreement. In the event that Pledgee elects to defend any such action or proceeding Grantor agrees to reimburse Pledge for Pledgee's costs associated therewith, including without limitation, Pledgee's reasonable attorneys' fees, which additional costs and expenses shall be accrued by this Agreement.

     ADDITIONAL SECURITY AGREEMENTS. Grantor may, from time to time, one or more times, enter into additional security agreements with Lender under which Grantor may undertake to grant a continuing security interest in the same Note. Grantor acknowledges and agrees that the execution of such additional security agreements, including any pledge agreements now in effect, will not have the effect of cancelling, novating, or otherwise modifying this Agreement or any other pledge agreement; it being Grantor's full intent that all such pledge agreements (including this Agreement) shall be cumulative in nature and shall each and all remain in full force and effect until expressly cancelled by Lender under a written cancellation instrument delivered to Grantor.

     EXECUTION OF ADDITIONAL DOCUMENTS. Grantor agrees to execute all additional documents that Lender may deem necessary and proper within its sole discretion, to better reflect the true intent of this Agreement. Grantor additionally agrees to execute whatever acknowledgements, and to furnish Lender with such other security, as Lender may require prior to the data on which repayment of the aforesaid Note may be barred under an applicable statute of limitations or prescriptive period.

     EFFECT OF WAIVERS. Grantor has waived, and/or does by these presents waive, presentment for payment, protest, notice of protest and notice of nonpayment under all of the indebtedness secured by this Agreement. Grantor has further waived, and/or does by these presents waive, all pleas, division and discussion with regard to the indebtedness, and agrees that Grantor shall remain liable together with any and all guarantors, endorser and sureties of the indebtedness on a "joint and several" or "solidary" basis. Grantor further agrees that discharge or release of any party who is or will be liable to Lender under any of the indebtedness, or the release of any collateral directly or indirectly securing repayment of the same, shall not have the effect of releasing Grantor, and/or the Note, and/or any other party or parties guaranteeing payment of indebtedness, who shall remain liable to Lender, and/or of releasing any other collateral that is not expressly released by Lender.

     Grantor additionally agrees that Lender's acceptance of payments other than in accordance with the terms of any agreement or agreements governing repayment of the indebtedness, or Lender's subsequent agreement to extend or modify such repayment terms, shall likewise not have the effect of releasing Grantor, and/or of releasing the Note, and/or any other party or parties guaranteeing payment of the indebtedness from their respective obligators to Lender, and/or of releasing any other collateral directly or indirectly securing repayment of the indebtedness. In addition, no course of dealing between Grantor and Lender, nor any failure or delay on the part of the Lender to exercise any of the rights and remedies granted under this Agreement, or under any other agreement or agreements by and between Grantor and Lender, shall have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Grantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Grantor further agrees that upon the occurrence of any Event of Default under this Agreement, any waiver of forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance as to one Event of Default shall not constitute a waiver or forbearance as to any other default.

     IRREVOCABLE NATURE OF POWERS OF ATTORNEY. The various agencies and powers of attorney conferred on Lender under this Agreement are granted for security purposes and may not be revoked by Grantor until such time as the same may be renounced by Lender.

     SUCCESSORS AND ASSIGNS BOUND; SOLIDARY LIABILITY. Grantor's obligations and agreements under this Agreement shall be binding upon Grantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under the Agreement shall inure to the benefit of Lender's successors and assigns, as well as to all subsequent holder or holders of the Indebtedness. In the event that there is more than one Grantor under this Agreement, each Grantor severally agrees that any Grantor, acting alone or with others, may enter into additional loans and other extensions of credit with Lender secured by the aforesaid Note, without the further necessity that all of the Grantors agree or consent to, or concur in, or be given notice of, each such additional loan or other extension of credit.

     ADDITIONAL DEFINITION OF INDEBTEDNESS. The word "Indebtedness" shall also mean the loans evidenced by the promissory notes dated July 14, 1995 in the amount of $70,000.00, dated May 30, 1995 in the amount of $800,000.00 and dated May 30, 1995 in the amount of $100,000.00 executed by Grantor.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this document:

          ACCEPTANCE. This Agreement and the delivery of Grantor's Note in pledge is accepted by Lender in the State of Louisiana.

          CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or

07-14-1995            PLEDGE OF COLLATERAL MORTGAGE ?????                 PAGE 3
LOAN NO                          (Continued)
================================================================================

   to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

   GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Louisiana. Grantor hereby irrevocably waives any right to jury trial of any action arising out of or in connection with this Agreement or the indebtedness secured hereby.

   SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Agreement and the balance of this Agreement shall be interpreted as if the deleted provision never existed.

THUS DONE AND PASSED, on the day, month and year first written above, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Grantor after reading of the whole.

WITNESSES:                             GRANTOR:

X    /s/ KIM BRECHEEN                  Travis Boats & Motors Baton Rouge, Inc.
 -------------------------

                                       By:   /s/ JIM MCMANUS
                                          -------------------------
                                           Cornelius James McManus
                                           a/k/a Jim McManus, Vice President
X   /s/ TARA LOUDERMILL
 --------------------------

                           /s/ RICHARD L. CRAWFORD
                          ---------------------------
                              Richard L. Crawford
                                 NOTARY PUBLIC

===============================================================================

                           COLLATERAL MORTGAGE NOTE


================================================================================

U.S. $600,00.00                                     July 14, 1995

                                                    Baton Rouge, Lousiana


ON DEMAND, THE UNDERSIGNED, WHETHER ONE OR MORE, JOINTLY, SEVERALLY AND SOLIDARILY PROMISE TO PAY TO THE ORDER OF BEARER, AT THE OFFICES OF HIBERNIA NATIONAL BANK, LOAN ADMINISTRATOR DEPARTMENT, 440 THIRD STREET, BATON ROUGE, LA 70801, THE PRINCIPAL SUM OF SIX HUNDRED THOUSAND & 00/100 DOLLARS (U.S. $600,000.00), FOR VALUE RECEIVED, WITH INTEREST THEREON AT THE RATE OF 21.000 PERCENT PER ANNUM FROM DATE UNTIL PAID.

In case this Note should be placed in the hands of an attorney or attorneys to institute legal proceedings to recover the amount hereof, or any part or parts hereof, in principal or interest, or to protect the interests of the holder hereof, or in case the same should be placed in the hands of an attorney or attorneys for collection, compromise or other action, the undersigned hereby jointly, severally and solidarily bind themselves to pay the fees of the attorney or attorneys who may be employed for that purpose, which fees are hereby fixed at 25.000% of the amount then due and owing under this Note.

The maker(s) of this Note and all endorsers, guarantors and sureties hereon hereby severally waive presentment for payment, notice of nonpayment protest, notice of protest, and all pleas of division and discussion, and agree that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent, hereby binding themselves jointly, severally and solidarily unconditionally and as original promisors, for the payment hereof, in principal, interest, costs and attorneys' fees. Furthermore; no discharge or released of any collateral securing this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of such rights, or to otherwise diminish or release such collateral.

This Note is secured by a Collateral Real Estate Mortgage dated July 14, 1995, executed by the undersigned in favor of Hibernia National Bank and any future holder or holders of this Note, with this Note being paraphed "Ne Varietur" for identification with said Collateral Real Estate Mortgage by the Notary Public before whom said Mortgage was passed.


                                    MAKER:

                                    Travis Boats & Motors Baton Rouge,Inc.

                                    By /s/Cornelius James McManus
                                       -----------------------------
                                       Cornelius James McManus
                                       a/k/a Jim McManus, Vice President

NE VARIETUR

For Identification with an Act of Collateral Mortgage

passed before me on the 14th day of July, 1995.

/s/ Richard L. Crawford
- -----------------------
     Richard L Crawford
     NOTARY PUBLIC

================================================================================

                        CORPORATE RESOLUTION TO BORROW

- --------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL      LOAN DATE      MATURITY      LOAN NO.      CALL     COLLATERAL    ACCOUNT     OFFICER     INITIALS
    $480,000,00     07-14-1995    07-14-2002                                                        854
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- --------------------------------------------------------------------------------

BORROWER: Travis Boats & Motors                 LENDER:  Hibernia National Bank
          Rouge, Inc. (TIN:                              TIN: 72-0210640
          721224466)                                     Loan Administration
          14369 Florida Bouleyard                        440 Third Street
          Baton Rouge, LA 70819                          Baton Rouge, LA 70801
================================================================================

I, the undersigned Secretary or Assistant Secretary of Travis Boats & Motors Baton Rouge, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Louisiana as a corporation for profit, with its principal office at 14359 Florida Boulevard, Baton Rouge, LA 70819, and is duly authorized to transact business in the State of Louisiana.

I FURTHER CERTIFY that at a meeting of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on July 14, 1995, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signature is shown below:

     NAME                     POSITION                 ACTUAL SIGNATURE
     ----                     --------                 ----------------

     Cornelius James McManus a/k/a Jim McManus         /s/ Jim McManus
     Vice President

be and he or she is hereby specifically authorized, empowered and directed, but without limitation to do the following for and on behalf of and in the name of the Corporation:

     LOAN. To negotiate and obtain a loan from Lender in the amount of Four Hundred Eighty Thousand & 00/100 Dollars (U.S. $480,000.00) under such terms and conditions as said officers or employees may agree to in their sole discretion, and for such additional sum of money as in their judgment should be borrowed, without limitation.

     LOAN AGREEMENT. To negotiate and execute a loan agreement in favor of Lender governing the aforesaid loan, containing such terms and conditions; affirmative and negative covenants and other obligations as said officers or employees may agree to in their sole discretion.

     NOTE. To execute and deliver to Lender a promissory note evidencing the Corporation's obligation and indebtedness under the aforesaid loan.

     GRANT SECURITY. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans so obtained, any promissory notes so executed, or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real (immovable) property and all personal (movable) property and rights of the Corporation. Such property may be mortgaged, pledged, hypothecated, encumbered or otherwise secured at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated, encumbered or otherwise secured.

     SECURITY AGREEMENTS. To execute and deliver one or more mortgages, collateral mortgages, pledge agreements and other security agreements in favor of Lender to secure the prompt and punctual payment and satisfaction of the aforesaid loan, under which said officers or employees may grant a continuing security interest in the property and/or the rights of the Corporation as more fully described therein, which mortgages, collateral mortgages, pledge agreements and other security agreements may contain provisions for foreclosure under Louisiana executory process procedure, confessions of judgment, waivers of appraisal and other rights and notices, all of which remedies upon default are specifically consented to by this Board of Directors.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or the cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of multiple advance loans, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

NOTICES TO LENDER. The Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the authorized signer(s), or (d) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

ADDITIONAL DEFINITION OF LOAN. The term "Loan" shall also mean and include that certain promissory note dated July 14, 1995 executed by Borrower in the principal amount of $70,000.00.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand on July 14, 1995 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                          CERTIFIED TO AND ATTESTED BY:
                                          /s/ June M. McManus
                                          --------------------------------------

                                          Secretary or Assistant Secretary
                                          June M. McManus
                                          --------------------------------------



NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second Officer or Director of the Corporation.

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